GOODWILL	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
GOODWILL

        The Company tests goodwill for impairment on an annual basis and whenever an event occurs or circumstances change that would, more likely than not, reduce the fair value of a reporting unit below its carrying amount. Historically, the Company’s policy was to perform the annual impairment test for goodwill as of January 1 of each year. The Company completed its annual impairment test in the first quarter of 2013 in accordance with this policy and concluded that no impairment existed. During the third quarter of 2013 the Company changed its annual impairment testing date from January 1 to July 1 of each fiscal year to better align with the timing of its annual and long-term planning process, which is a significant input in the testing process. Accordingly, the Company believes this change is preferable. This change did not delay, accelerate or avoid an impairment charge. As a result of this change, impairment testing was completed during the third quarter of 2013 and the Company concluded that no impairment existed. This change was applied prospectively beginning July 1, 2013 and had no impact on the consolidated financial statements. The change was not applied retrospectively as it is impracticable to do so because retrospective application would have required the application of significant estimates and assumptions without the use of hindsight.

        For the year ended December 31, 2013, the change in the carrying amount of goodwill by reportable segment, was primarily driven by the cumulative impact due to a correction of the currency denomination of the goodwill related to two reporting units. The revision had the impact of decreasing the Company’s total value of goodwill and decreasing the total currency translation adjustment included in the accumulated other comprehensive loss section of shareholders’ equity and other comprehensive income.

        For the year ended December 31, 2013 and 2012, the change in the carrying amount of goodwill by reportable segment, including the cumulative impact of the revisions described above, was as follows:

(In millions)	Asia	Latin America	North America/ Europe	Total
Balance as of January 1, 2012	$—	$115.8	$1.7	$117.5
Acquisition	—	155.5	17.3	172.8
Translation adjustments	—	(17.7)	(2.0)	(19.7)
Balance as of December 31, 2012	—	253.6	17.0	270.6
Redenomination	—	(42.5)	2.0	(40.5)
Translation adjustments	—	(33.3)	—	(33.3)
Balance as of December 31, 2013	$—	$177.8	$19.0	$196.8

        A portion of the goodwill from the acquisition of Nutricion para el Conosur S.A. was attributed to the North America/Europe segment in consideration of expected benefits to be derived from the acquisition. As of December 31, 2013, the Company had no accumulated impairment loss.